                                                                    Exhibit 3.11

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION
                                       OF

                       NORTH AMERICAN TRAVEL SERVICE, INC.

      I, LARRY A. CONRAD, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the INDIANA GENERAL CORPORATION ACT, as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 17th day of November, 1976
  [STATE SEAL]
                  --------------------------------------------------------------
                                LARRY A. CONRAD, Secretary of State

                  By
                    ------------------------------------------------------------
                                                                      Deputy

                                    APPROVED
                                       AND
                                      FILED
                                   NOV 17 1976
                               /s/ Larry A. Conrad
                                  SECRETARY OF
                                STATE OF INDIANA

Corporate Form No. 101 (Jan. 1971)--Page One

ARTICLES OF INCORPORATION

Larry A. Conrad, Secretary of State of Indiana

Use White Paper--Size 8 1/2 x 11--For Inserts

Filing Requirements--Present 2 Executed Copies to Secretary of State, Room 155,
  State House Indianapolis 46204

Recording Requirements--Recording of Articles of Incorporation is no longer required by the Indiana General Corporation Act.

                            ARTICLES OF INCORPORATION
                                       OF
                       NORTH AMERICAN TRAVEL SERVICE, INC.
--------------------------------------------------------------------------------

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the "Act,") execute the following Articles of Incorporation.

                                    ARTICLE I
                                      Name
      The name of the Corporation is NORTH AMERICAN TRAVEL SERVICE, INC.
--------------------------------------------------------------------------------

                                   ARTICLE II
                                    Purposes

      The purposes for which the Corporation is formed are:

      (a) To arrange for the travel and accommodation of persons, including, but not limited to, the purchase, resale and/or reservation of tickets for transportation by land, sea and air and the purchase, resale and/or reservation of motel, hotel or other accommodations.

      (b) To acquire, in any lawful manner, and to hold, use, lease, exchange and dispose of any kind of property real or personal or mixed, including specifically but not limited to stocks, bonds, securities or other evidence of indebtedness of this or any other corporation or of any person or persons whomsoever;

      (c) To borrow and/or loan money, with or without security and to execute guarantee agreements, and to mortgage, pledge, or otherwise secure with property of this corporation any indebtedness incurred by this corporation.

      (d) To do any act which facilitates the achievement of any of the aforesaid purposes.

Corporate Form No. 101--Page Two

Prescribed by Larry A. Conrad, Secretary of State (Jan. 1971)

                                   ARTICLE III
                               Period of Existence

      The period during which the Corporation shall continue is perpetual

                                   ARTICLE IV
                       Resident Agent and Principal Office

      Section 1. Resident Agent. The name and address of the Resident Agent in charge of the Corporation's principal office is

Lawrence P. Kahn                                 P.O. Box 988
--------------------------------------------------------------------------------
     (Name)                             (Number and Street or Building)

Fort Wayne            Indiana            46801
--------------------------------------------------------------------------------
  (City)              (State)          (Zip Code)

      Section 2. Principal Office. The post office address of the principal office of the Corporation is

   Lincoln Hwy. & Meyer Road,          Fort Wayne,      Indiana      46801
--------------------------------------------------------------------------------
(Number and Street or Building)          (City)         (State)    (Zip Code)

                                    ARTICLE V
                                     Shares

Section 1. Number.

      A. The total number of shares which the Corporation has authority to issue is 1,000

      B. The number of shares which the corporation designates as having par value is -- with a par value of $ --

      C. The number of shares which the corporation designates as without par value is 1,000

Section 2. Terms.

      Such shares may be sold by the Corporation for such an amount of consideration as shall be fixed from time to time by the Board of Directors. Transfers of shares may be made only upon the books of the Corporation by the holder named in the Certificate therefore, or by his attorney duly authorized in writing, and upon surrender of such certificate properly endorsed by such holder; or by the Secretary when so authorized by the Board of Directors, with or without the surrender of such certificate.

      The Corporation shall have the right to treat the holder of record of any share as the holder in fact thereof, and accordingly, shall not be bound to recognize any equitable or other claims, to, or interest in, such share on the part of any other person, whether or not it shall have the express or other notice thereof.

Corporate Form No. 101--Page Three

Prescribed by Larry A. Conrad, Secretary of State (Jan. 1971)

                                   ARTICLE VI
                      Requirements Prior To Doing Business

      The Corporation will not commence business until consideration of the value of at least $1,000.00 (one thousand dollars) has been received for the issuance of shares.

                                   ARTICLE VII
                                   Director(s)

      Section 1. Number of Directors. The initial Board of Directors is composed of 3 member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be 3.

      Section 2. Names and Post Office Addresses of the Director(s). The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

    Name        Number and Street or Building     City        State     Zip Code
    ----        -----------------------------     ----        -----     --------

Stephen Heiman          P.O. Box 988           Fort Wayne    Indiana      46801
Edward Sullivan         P.O. Box 988           Fort Wayne    Indiana      46801
Tunis Bond              P.O. Box 988           Fort Wayne    Indiana      46801

      Section 3. Qualifications of Directors. (If Any)

      None

Corporate Form No. 101--Page Four

Prescribed by Larry A. Conrad, Secretary of State (Jan. 1971)

                                  ARTICLE VIII
                                 Incorporator(s)

      The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

    Name        Number and Street or Building     City        State     Zip Code
    ----        -----------------------------     ----        -----     --------

Stephen Heiman          P.O. Box 988           Fort Wayne    Indiana      46801
Edward Sullivan         P.O. Box 988           Fort Wayne    Indiana
Tunis Bond              P.O. Box 988           Fort Wayne    Indiana      46801

                                   ARTICLE IX
                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

Both shareholders and directors shall have the power to make, alter, amend, or repeal the By-Laws of the Corporation. Meetings of shareholders may be held either within or without the State of Indiana if the By-Laws so provide. The books of the Corporation, except the duplicate stock register or transfer book, may be kept either within or without the State of Indiana, at such place or places as may be from time to time designated by the Board of Directors.

The Corporation reserves the right to alter, amend, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights confined upon shareholders herein are granted subject to this reservation.

Corporate Form No. 101--Page Five

Prescribed by Larry A. Conrad, Secretary of State (Jan. 1971)

      IN WITNESS WHEREOF, the undersigned, being the incorporator(s) designated in Article VIII, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 20th day of September, 1976.


/s/ Stephen Heiman                     /s/ Edward Sullivan
------------------------------------   -----------------------------------------
         (Written Signature)                      (Written Signature)

Stephen Heiman                         Edward Sullivan
------------------------------------   -----------------------------------------
         (Printed Signature)                      (Printed Signature)


                                       /s/ Tunis Bond
                                       -----------------------------------------
                                                  (Written Signature)

                                       Tunis Bond
                                       -----------------------------------------
                                                  (Printed Signature)

STATE OF INDIANA   }
                   } ss:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Stephen Heiman, Edward Sullivan and Tunis Bond, being all of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 20th day of September, 1976


                                                   /s/ Janet M. Hasse
                                        ----------------------------------------
                                                   (Written Signature)

                                                     Janet M. Hasse
                                        ----------------------------------------
                                                   (Printed Signature)

My Commission Expires:                                  Notary Public
  2-10-79
---------------------------------

This instrument was prepared by Michael L. Harvey, Attorney at Law,
                                -----------------
                                      (Name)

        P.O. Box 988                  Fort Wayne      Indiana         46801
--------------------------------------------------------------------------------
(Number and Street or Building)         (City)        (State)       (Zip Code)

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                       NORTH AMERICAN TRAVEL SERVICE, INC.

      I, EDWIN J. SIMCOX, Secretary of the State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with "An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith," approved March 16, 1929, and Acts supplemental thereto.

      The Articles amended are as follows, to wit:

      The exact text of Articles I and II are amended,

      The name of the Corporation is TRANSPORTATION COLLECTIONS, INC

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 14th day of December 1978.
   [STATE SEAL]

                                        /s/ Edwin J. Simcox
                  --------------------------------------------------------------
                                        Secretary of State


                  By                   /s/ Susan K. F?????
                     -----------------------------------------------------------
                                       (Written Signature)
                                              Deputy

[ILLEGIBLE]

                                    APPROVED
                                       AND
                                      FILED
                                   DEC 14 1978
                               /s/ Edwin J. Simcox
                          SECRETARY OF STATE OF INDIANA

[ILLEGIBLE] dividual Articles Only)

Prescribed by Larry A. Conrad, Secretary of State of Indiana

Use Size 8 1/2 x 11 White Paper for Inserts

Filing Requirements--Present 2 Executed Copies to Secretary of State, Room 155,
  State House Indianapolis 46204

Recording Requirements--Not required. However, if the name of the Corporation is changed by these Articles, a certified Certificate of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                       NORTH AMERICAN TRAVEL SERVICE, INC.

      The undersigned officers of NORTH AMERICAN TRAVEL SERVICE, INC. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                    ARTICLE I
                              Text of the Amendment

      The exact text of Article(s) I and II of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

Article I: The name of the Corporation is TRANSPORTATION COLLECTIONS, INC.

Article II: The purposes for which the Corporation is formed are:

(a) to operate a collection agency for the purpose of collecting accounts owed to individuals and businesses associated with the transportation industry as well as other individuals and businesses seeking its services. Said collection work shall be performed in the State of Indiana as well as the other 49 states. Said collection work shall be performed in compliance with all applicable state and federal laws, licensing procedures and regulations.

(b) to acquire, in any lawful manner, and to hold, use, lease, exchange and dispose of any kind of property real or personal or mixed, including specifically but not limited to stocks, bonds, securities or other evidence of indebtedness of this or any other corporation or of any person or persons, whomsoever;

(c) to borrow and/or loan money, with or without security and to execute guarantee agreements, and to mortgage, pledge, or otherwise secure with property of this corporation any indebtedness incurred by this corporation.

(d) to do any act which facilitates the achievement of any of the aforesaid purposes.

Prescribed by Larry A. Conrad, Secretary of State of Indiana

                                   ARTICLE II
                           Manner of Adoption and Vote

      Section I. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ___________________________, 19____, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held __________________, 19____, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on December 1, 1978, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held December 4, 1978, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on ____________________, 19____, at which _________________________________________

________________________________________________________________________________

________________________________________________________________________________
present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

      (1)

      (2)

      (3)

Prescribed by Larry A. Conrad, Secretary of State of Indiana

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                               Total         Shares Entitled to Vote as a Class
                               -----           (as listed immediately above)
                                               -----------------------------

                                              (1)           (2)           (3)

Shares entitled to vote:     _________     _________     _________     _________

Shares voted in favor:       _________     _________     _________     _________

Shares voted against:        _________     _________     _________     _________

      (b) By written consent executed on December 4, 1978, signed by the holders of 1,000 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                   ARTICLE III
                  Statement of Changes Made With Respect to Any Increase
                      In The Number of Shares Heretofore Authorized

Aggregate Number of Shares                   1000
      Previously Authorized              ------------

Increase                                      N/A       {indicate "0" or "N/A"
                                         ------------   if no increase}

Aggregate Number of Shares
      To Be Authorized After Effect of This Amendment          1000
                                                           ------------

Prescribed by Larry A. Conrad, Secretary of State of Indiana

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 13 day of Dec., 1978.


         /s/ B. Wade Monroe                  /s/ Margaret S. Vegeler
------------------------------------    ----------------------------------------
         (Written Signature)                   (Written Signature)

           B. Wade Monroe                      Margaret S. Vegeler
------------------------------------    ----------------------------------------
         (Printed Signature)                   (Printed Signature)

President of                            Secretary of
  North American Travel Service, Inc.     North American Travel Service, Inc.
------------------------------------    ----------------------------------------
        (Name of Corporation)                 (Name of Corporation)

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that B. Wade Monroe, the President, and Margaret S. Vegeler, the Secretary of North American Travel Service, Inc., the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 13th day of December, 1978.


                                                  /s/ Jane E. Simpson
                                       -----------------------------------------
                                                  (Written Signature)

                                                    Jane E. Simpson
                                       -----------------------------------------
                                                  (Printed Signature)

My Commission Expires:                                  Notary Public
  October 10, 1982
---------------------------------

This instrument was prepared by Margaret S. Vegeler, Attorney at Law,
                                -------------------
                                      (Name)

    5001 U.S. Highway 30 W.           Fort Wayne        Indiana       46818
--------------------------------------------------------------------------------
(Number and Street or Building)         (City)          (State)     (Zip Code)

                     ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
  [STATE             State Form 38333R / Corporate Form No. 102 (June 1964)
   SEAL]             Articles of Amendment (Amending Individual Articles Only)
                     Prescribe by Edwin J. Simcox, Secretary of State of Indiana

Recording Requirements-Recording of Articles of Amendment in the Office of the County Recorder is generally no longer required by the a [Illegible Text] General Corporation Act. However, if the name of the corporation is changed by this amendment, a certified copy of the certificate of Amendment must be filed with the recorder of every county in which the corporation owns real estate.

                                    APPROVED
                                       AND
                                      FILED
                             IND. SECRETARY OF STATE

Instructions: Present 2 Originally Signed and Fully Executed Copies to:

                          SECRETARY OF STATE
                          Room 155, State House
                          Indianapolis, Indiana 46204
                          (317) 232-6576

[ILLEGIBLE DATE TIME STAMP]

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF

                        Transportation Collections, Inc.
================================================================================
The undersigned officers of

                        Transportation Collections, Inc.
--------------------------------------------------------------------------------

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

                      |X| Indiana General Corporation Act
                |_| Indiana Professional Corporation Act of 1983

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                             ARTICLE I Amendment(s)
--------------------------------------------------------------------------------
SECTION 1 The date of incorporation of the corporation is:

                                November 17, 1986
--------------------------------------------------------------------------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:
            North American Logistics, Ltd.
--------------------------------------------------------------------------------
SECTION 3

The exact text of Article(s) I and II of the Articles of Incorporation are now as follows:

ARTICLE I: The name of the corporation is North American Logistics, Ltd.

ARTICLE II:
      (a) To operate a collection agency for the purpose of collecting accounts owed to individuals and businesses associated with the transportation industry as well as other individuals and businesses seeking its services. Said collection work shall be performed in the State of Indiana as well as the other 49 states. Said collection work shall be performed in compliance with all applicable state and federal laws, licensing procedures and regulations.
      (b) To acquire, in any lawful manner, and to hold, use, lease, exchange and dispose of any kind of property real or personal or mixed, including specifically but not limited to stocks, bonds, securities or other evidence of indebtedness of this or any other corporation or of any person or persons, whomsoever.
      (c) To borrow and/or loan money, with or without security and to execute guarantee agreements, and to mortgage, pledge, or otherwise secure with property of this corporation any indebtedness incurred by this corporation.
      (d) To do any act which facilitates the achievement of any of the aforesaid purposes.
      (e) To transact any and all lawful business for which corporations may be incorporated under the Indiana General Corporation Act.
--------------------------------------------------------------------------------

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

      TRANSPORTATION COLLECTIONS INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the

Indiana Business Corporation Law,

as amended.

The name of the corporation is amended as follows:

      NORTH AMERICAN LOGISTICS, LTD.

NOW, THEREFORE, I, JOSEPH H. HOGSETT, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is May 21, 1992.

                                      In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-first day of May, 1992


                                                /s/ Joseph H. Hogsett
                                      ------------------------------------------
                                      JOSEPH H. HOGSETT, Secretary of State

                                      By      /s/ Michael W. [ILLEGIBLE]
                                         ---------------------------------------
                                                                          Deputy